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Exhibit 10.2

COMPROMISE AND SETTLEMENT AGREEMENT

        This Compromise and Settlement Agreement (herein this "Agreement") is made as of the 29th day of April, 2002, by and between Raining Data Corporation, PickAx, Inc., a Louisiana corporation, and Pick Systems, Inc., (collectively the "Corporate Defendants") and Pick Ax, Inc., a Delaware corporation, and Thomas Arata, Jr. and Edward A. Runci, Jr. (the "Plaintiffs") (collectively with the Corporate Defendants referred to as "the Parties"). This Agreement shall become effective eight (8) days after its execution by Plaintiffs, except as set forth herein.

SECTION 1

Purpose

        This Agreement is in complete and final settlement of the claims, differences, and causes of action between the Parties described below.

SECTION 2

Statement of Dispute

        On or about June 12, 2001, Plaintiffs filed a lawsuit styled "Thomas Arata, Jr. and Edward A. Runci, Jr. v. Raining Data Corporation, formerly known as Omnis Technology Corporation, PickAx, Inc., Pick Systems, Inc. and Gilbert Figueroa," No. 01-4668, Division "C," in the Civil District Court for the Parish of Orleans, State of Louisiana, claiming damages against defendants (the "Lawsuit"). The Corporate Defendants have denied any liability and have asserted various defenses.

        In order to avoid the uncertainties of litigation and in consideration of the payment reflected herein, the Corporate Defendants and the Plaintiffs have reached a full and final compromise and settlement of all matters and all claims, potential claims, and causes of action between them, including, but not limited to, claims asserted in the Lawsuit.

SECTION 3

Terms of Settlement

        In consideration of the mutual covenants set forth herein, the Parties agree as follows:

        (a)  The Corporate Defendants shall pay to Plaintiffs and Wall & Bullington, their attorneys, c/o their attorneys, the sum of $250,000 (the "Payment") eight (8) days after Plaintiffs have executed this Agreement;

        (b)  As additional consideration, eight (8) days after Plaintiffs have executed this Agreement, Raining Data Corporation shall instruct its transfer agent to issue 40,000 shares of Raining Data Corporation restricted and unregistered Common Stock (10 cents par value), subject to the Restricted Stock Purchase Agreement, the terms of which are incorporated by reference herein and attached hereto as Exhibits 1 and 2, to each of the Plaintiffs and 20,000 shares of Raining Data Corporation restricted and unregistered Common Stock (10 cents par value), subject to the Restricted Stock Purchase Agreement, the terms of which are incorporated by reference herein and attached hereto as Exhibit 3, to Wall & Bullington, LLC (all of the foregoing stock being sometimes collectively referred to herein as the "Settlement Shares"). The instructions that Raining Data provides to the transfer agent pursuant to this provision shall be irrevocable. The certificates memorializing the issuance of such shares to Plaintiffs and their counsel shall be provided to Plaintiffs' counsel as soon as practicable;

        (c)  Effective upon receipt of the Payment and Settlement Shares, Plaintiffs do release, remise and forever discharge the Corporate Defendants, PickAx, Inc. (a Delaware corporation), and their predecessor or successor entities from any and all liability, claims, liens, remedies, debts, demands, damages, actions, attorneys' fees, punitive damages, causes of action or suits of any kind or nature whatsoever, including (without limitation) all claims of damages, known or unknown, to both person and to property, which exist against them, including but not limited to, those which arise out of or are related to the subject matter of the Lawsuit, whether said damages are now known or hereafter discovered, and whether said cause of action exists now or arises in the future.

        Effective upon receipt of the Payment and Settlement Shares, Plaintiffs do release, remise and forever discharge Gilbert Figueroa and the agents, assigns, current and former officers, directors and employees, shareholders, attorneys, insurers, and affiliates of the Corporate Defendants, PickAx, Inc. (a Delaware corporation), and their predecessor or successor entities from any and all liability, claims, liens, remedies, debts, demands, damages, actions, attorneys' fees, punitive damages, causes of action or suits of any kind or nature whatsoever, whether known or unknown and whether said cause of action exists now or arises in the future, which arise out of, or are related to, Plaintiffs' involvement and/or employment with the Corporate Defendants or PickAx, Inc. (a Delaware corporation) or the termination of Plaintiffs' employment with the Corporate Defendants or PickAx, Inc. (a Delaware corporation) or the development, formation, funding, acquisition, operation and/or business of the Corporate Defendants, PickAx, Inc. (a Delaware corporation) and their predecessor or successor entities.

        (d)  Effective upon receipt of the Payment and Settlement Shares by the Plaintiffs, the Corporate Defendants and PickAx, Inc. (a Delaware corporation) do release, remise and forever discharge the Plaintiffs from any and all liability, claims, liens, remedies, debts, demands, damages, actions, attorneys' fees, punitive damages, causes of action or suits of any kind or nature whatsoever, including (without limitation) all claims of damages, known or unknown, to both person and to property, which exist against them, including but not limited to, those which arise out of the subject matter of the Lawsuit, whether said damages are now known or hereafter discovered, and whether said cause of action exists now or arises in the future.

        Effective upon receipt of the Payment and Settlement Shares, Corporate Defendants and PickAx, Inc. (a Delaware corporation) do release, remise and forever discharge Plaintiffs' agents, assigns, attorneys, insurers, and affiliates from any and all liability, claims, liens, remedies, debts, demands, damages, actions, attorneys' fees, punitive damages, causes of action or suits of any kind or nature whatsoever, whether known or unknown and whether said cause of action exists now or arises in the future, which arise out of, or are related to, Plaintiffs' involvement and/or employment with the Corporate Defendants or PickAx, Inc. (a Delaware corporation) or the termination of Plaintiffs' employment with the Corporate Defendants or PickAx, Inc. (a Delaware corporation) or the development, formation, funding, acquisition, operation and/or business of the Corporate Defendants, PickAx, Inc. (a Delaware corporation), and their predecessor or successor entities.

        (e)  Runci acknowledges that he is waiving and releasing any rights he may have under the Age Discrimination in Employment Act of 1967 ("ADEA") and that this waiver and release is knowing and voluntary. Runci and the Corporate Defendants and PickAx, Inc., a Delaware Corporation, agree that this waiver and release does not apply to any rights or claims that may arise under ADEA after the Effective Date of this Agreement. Runci acknowledges that the consideration given for this waiver and release Agreement is in addition to anything of value to which Runci was already entitled. Runci further acknowledges that he has been advised by this writing that (i) he should consult with an attorney prior to executing this Agreement; (ii) he has at least twenty-one (21) days within which to consider this Agreement; (iii) he has at least seven (7) days following the execution of this Agreement by the Parties to revoke the Agreement; and (iv) this Agreement shall not be effective until the revocation period has expired. Should Runci revoke this Agreement within the aforementioned seven-day revocation period, this Agreement and the consideration to be paid hereunder shall be null and void as to all Parties and to Wall & Bullington.

        (f)    Plaintiffs and the Corporate Defendants and PickAx, Inc., a Delaware corporation, represent that they are not aware of any claim by either of them other than the claims that are released by this Agreement. Plaintiffs and the Corporate Defendants and PickAx, Inc., a Delaware corporation, acknowledge that they have been advised by legal counsel and are familiar with the provisions of Section 1542 of the California Civil Code, which provides as follows:

    A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

        Plaintiffs and the Corporate Defendants and PickAx, Inc., a Delaware corporation, being aware of said code section, agree to expressly waive any rights they may have thereunder, as well as under any other statute or common law principles of similar effect.

        (g)  Additionally, at the time of delivery of the Payment and the Settlement Shares, the Plaintiffs or their counsel acting on their behalf agree to execute the necessary motion to dismiss the Lawsuit with prejudice.

        (h)  Plaintiffs understand and agree that, as a condition of this Agreement, they shall not be entitled to any employment with the Corporate Defendants, their subsidiaries, or any successor, and they hereby waive any right, or alleged right, of employment or re-employment with the Corporate Defendants. Plaintiffs further agree that they will not apply for employment with the Corporate Defendants or PickAx, Inc., a Delaware corporation. However, notwithstanding anything to the contrary herein, this provision shall not apply to successors (including the resultant entity of any merger (including the parent or its affiliates in a triangular merger) or their affiliates) or corporate combination involving the Corporate Defendants. The Corporate Defendants or PickAx, Inc. a Delaware corporation, may assert this Agreement as the basis to refuse consideration for any future employment.

        (i)    In the event that Raining Data does not make the Settlement Payment or does not deliver the Settlement Shares referenced herein, this Settlement Agreement and the releases contained herein shall be null and void.

SECTION 4

Securities/Tax Matters

        The Settlement Shares will be restricted and cannot be sold, transferred, or assigned on or before one year from the date of issuance. Plaintiffs acknowledge that Raining Data Corporation has not made any representations regarding its stock, Raining Data Corporation's operations, or prospects or the risks of stock ownership. Plaintiffs acknowledge that they are represented by counsel in this transaction and have access to Raining Data Corporation's public filings through the date hereof. Further, Plaintiffs acknowledge that Raining Data Corporation has made no representation regarding the tax consequences associated with the receipt of the shares under this agreement or the disposal thereof and that Plaintiffs are responsible for all taxes related to the receipt and/or disposal of the Raining Data Corporation Common Stock referenced in this Agreement. Plaintiffs acknowledge that the stock received hereunder will be unregistered and any disposition must be made pursuant to SEC Rule 144 and any other applicable law. Contemporaneously with the execution hereof, Plaintiffs and their counsel shall execute the Restricted Stock Purchase Agreement, copies of which are attached hereto and incorporated herein, as Exhibits 1, 2, and 3.

        In connection with the Payment and the Settlement Shares delivered pursuant to this agreement, Raining Data may issue a form 1099 for tax purposes. If Raining Data, issues a form 1099, or similar form, for tax purposes, then it shall be IRS Form 1099-MISC and the Payment and/or Settlement

Shares shall be reported in Box 3, "other income," on said 1099-MISC. Plaintiffs have the right to allocate the Payment and the Settlement Shares, or the value thereof, to the claims as they see fit but assume full responsibility for the tax consequences of any such allocation.

SECTION 5

Voluntary Execution

        The undersigned do hereby declare that the terms of this Agreement have been completely read and/or fully understood and voluntarily accepted for the purpose of making a full and final compromise, adjustment and settlement of any and all claims, disputed or otherwise, and for the express purpose of precluding forever any further additional claims arising out of the investments and/or matters asserted in the Lawsuit.

        The individuals executing this Agreement do hereby warrant and represent that they are duly authorized to represent the party for whom they are appearing herein.

SECTION 6

Change of Fact

        It is understood by Plaintiffs and Corporate Defendants that the facts in respect of which this Agreement is made may hereafter prove to be other than or different from the facts now known by any of them, or believed by any of them, to be true. Each of the Parties hereto expressly accepts and assumes the risk of the facts proven to be so different, and each of the Parties hereto agrees that all the terms of this Agreement shall be in all respects effective and not subject to termination or rescission by any such difference in fact.

SECTION 7

Mediation

        The Parties agree that any dispute regarding this Agreement or the effect thereof shall be submitted first to mediation with Campbell Hutchinson and, in the event that such mediation does not successfully resolve the Parties' disputes, or the mediation does not occur within 45 days of a request by any Party, the Parties are free to pursue any remedy.

SECTION 8

Confidentiality

        The Parties hereto agree that the financial terms only of this Agreement are confidential and shall not be communicated to any person (except counsel, accountants and the Parties hereto), except and unless required by law.

SECTION 9

No Admission of Liability

        It is understood and agreed this settlement constitutes a compromise effected by the Parties in order to avoid incurring further time and expense in prosecuting and defending this litigation and is not an admission of liability.

SECTION 10

Indemnification

        Arata and Runci represent that, except for the petition that they have filed in the Civil District Court for the Parish of Orleans, Case No. 01-4668, neither of them is aware of any threatened or pending claims, lawsuits, actions or demands against them, Raining Data Corporation, PickAx, Inc., a Louisiana Corporation, PickAx, Inc., a Delaware corporation, or Pick Systems (collectively the "Raining Data Companies") or any current or former officer, director, agent or employee of the Raining Data Companies or any of the subsidiaries or affiliates of the Raining Data Companies except for such claims, lawsuits, actions or demands described in the public filings of Raining Data Corporation. Based on this representation, Raining Data agrees to indemnify Arata and/or Runci for all reasonable and necessary expenditures or losses incurred or imposed upon him in connection with any proceeding to which he may become involved as direct consequence of the discharge of his duties to, in connection with his work for or employment by, or in connection with the formation of, the Raining Data Companies or because of his obedience to the directions of the Raining Data Companies or their directors or officers during the period from August 4, 1999 through December 15, 2000. Raining Data shall not be obligated to indemnify Arata and/or Runci pursuant to this provision for intentionally wrongful acts. Furthermore, in the event of a settlement negotiated by Arata and/or Runci or their counsel without the involvement of the Raining Data Companies, the indemnification herein shall apply only when the Board of Directors of Raining Data consents to such settlement. The Raining Data Companies agree that such consent shall not be unreasonably withheld.

SECTION 11

No Assignment

        Plaintiffs represent and warrant that they have not assigned or otherwise transferred to any person or entity any rights in connection with the subject matter of the Lawsuit or this Agreement and agree to indemnify defendant and hold harmless the Corporate Defendants against anyone asserting such claims on the basis of an assignment or transfer from Plaintiffs.

SECTION 12

Warranties; Authority

        Each of the Parties hereto represents, warrants and agrees as follows:

        (a)  Each party has received independent legal advice from his/its attorneys with respect to the advisability of making this Agreement and executes this Agreement based upon the advice of counsel and with full knowledge of all rights which he/it may have;

        (b)  No party has made any statement, representation or promise, other than as set forth herein, to any other party in entering into this Agreement which has been relied upon by any other party entering into this Agreement; any representation, warranty, promise or condition whether written or oral, not specifically incorporated herein, shall not be binding upon any of the Parties hereto; and all Parties acknowledge that in entering into this Agreement they have not relied upon any representations, promises or conditions not specifically set forth herein;

        (c)  Each of the persons and entities executing this Agreement on behalf of any party hereto is empowered to do so.

        (d)  Plaintiffs agree that they will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party or current or former employee against the Corporate Defendants or PickAx, Inc. (a Delaware corporation) and/or any officer, director, employee, agent, representative, shareholder or attorney of the Corporate Defendants or PickAx, Inc. (a Delaware corporation), unless under a subpoena or other court order to do so.

SECTION 13

Attorneys' Fees

        Each party shall bear his/its own costs and attorneys' fees. If an action is instituted by any party to this Agreement for breach of this Agreement, its terms, or for breach of any warranty or representation herein, or to interpret or enforce this Agreement, the prevailing party shall be entitled to recover his/its reasonable attorneys' fees and other costs, including all attorneys' fees and costs of suit incurred in connection with the executing and collecting upon final judgment in that litigation, in addition to any other relief.

SECTION 14

Miscellaneous

        (a)  The Parties hereto agree and covenant not to institute any lawsuit which is based on any claims released, resolved or waived by this Agreement or which is in derogation of this Agreement.

        (b)  This Agreement constitutes a single, integrated, written contract and expresses the entire agreement of the Parties hereto with respect to the subject matter of this Agreement. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by all of the Parties.

        (c)  This Agreement shall inure to the benefit of and shall be binding upon the predecessors, successors (including the parties, and their affiliates, to any mergers (including triangular mergers) or corporate combinations of any kind), heirs, assigns, representatives, agents, servants, employees and shareholders of the Parties hereto and each of them.

        (d)  The terms hereof are severable and the invalidity of any term hereof shall not affect the validity of any other term; provided, however, that in the event that Raining Data does not make the Settlement Payment or does not deliver the Settlement Shares referenced herein, this Settlement Agreement and the releases contained herein shall be null and void as specified in Section 3(i) herein.

        (e)  Each of the Parties agrees to execute any additional documents and take any further action which reasonably may be required in order to consummate this Agreement or otherwise to fulfill the intent of the Parties hereunder.

        (f)    This Agreement shall be construed and enforced in accordance with the laws of the State of Louisiana where it is to be executed and delivered.

        (g)  This Agreement has been jointly drafted and negotiated by and between all Parties through their attorneys of record. No individual party or entity or counsel to any party or entity shall be deemed to have drafted, prepared or otherwise written this Agreement and the Agreement shall not be construed in favor of or against any party hereto.

SECTION 15

Counterparts

        This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and which taken together shall construe one and the same instrument.

        IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date specified below.

WITNESSES:	RAINING DATA CORPORATION
/s/ Brian C. Bezdek	By:	/s/ Carlton H. Baab
Brian C. Bezdek	Name (Print):	Carlton H. Baab
	Its:	President and CEO
	Date:	5/1/02
PICKAX, INC., a Louisiana Corporation
/s/ Brian C. Bezdek	By:	/s/ Carlton H. Baab
Brian C. Bezdek	Name (Print):	Carlton H. Baab
	Its:	President and CEO
	Date:	5/1/02
PICKAX, INC., a Delaware Corporation
/s/ Brian C. Bezdek	By:	/s/ Carlton H. Baab
Brian C. Bezdek	Name (Print):	Carlton H. Baab
	Its:	President and CEO
	Date:	5/1/02
PICK SYSTEMS, INC.
/s/ Brian C. Bezdek	By:	/s/ Carlton H. Baab
/s/ Brian C. Bezdek	Name (Print):	Carlton H. Baab
	Its:	President and CEO
	Date:	5/1/02
/s/ Dania Laux		/s/ Thomas C. Arata, Jr. THOMAS ARATA, JR.
/s/ Edward A. Runci, Jr.
/s/ Thomas C. Arata, Jr.		/s/ Edward A. Runci, Jr. EDWARD A. RUNCI, JR.
/s/ Dania Laux

ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

        On this 29 day of April, 2002, before me personally appeared THOMAS ARATA, JR., to me known to be the person described in and who executed the foregoing instrument, and acknowledged to me, Notary, and the undersigned competent witnesses, that she executed the same as her free act and deed.

        IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the parish and state aforesaid, on the date first above written.

WITNESSES:

/s/ Edward A. Runci, Jr.	/s/ Thomas C. Arata, Jr.
/s/ Dania Laux
/s/ Guy E. Wall NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF LOUISIANA

PARISH OF ORLEANS

        On this 29 day of April, 2002, before me personally appeared EDWARD A. RUNCI, JR., to me known to be the person described in and who executed the foregoing instrument, and acknowledged to me, Notary, and the undersigned competent witnesses, that he executed the same as his free act and deed.

        IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the parish and state aforesaid, on the date first above written.

WITNESSES:

/s/ Dania Laux	/s/ Edward A. Runci, Jr.
/s/ Thomas C. Arata, Jr.
/s/ Guy E. Wall NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

        On this 1st day of May, 2002, before me personally appeared Carlton Baab, to me personally known, who, being by me duly sworn, did say that he is the President/CEO of RAINING DATA CORPORATION and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

        IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the County and State aforesaid, on the date first above written.

WITNESSES:

/s/ Kathleen F. Bruer NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

        On this 1st day of May, 2002, before me personally appeared Carlton Baab, to me personally known, who, being by me duly sworn, did say that he is the President/CEO of PICKAX, INC., a Louisiana Corporation, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

        IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the County and State aforesaid, on the date first above written.

WITNESSES:

/s/ Kathleen F. Bruer NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

        On this 1st day of May, 2002, before me personally appeared Carlton Baab, to me personally known, who, being by me duly sworn, did say that he is the President/CEO of PICKAX, INC., a Delaware Corporation, and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

        IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the County and State aforesaid, on the date first above written.

WITNESSES:

/s/ Kathleen F. Bruer NOTARY PUBLIC

ACKNOWLEDGMENT

STATE OF CALIFORNIA

COUNTY OF ORANGE

        On this 1st day of May, 2002, before me personally appeared Carlton Baab, to me personally known, who, being by me duly sworn, did say that he is the President/CEO of PICK SYSTEMS, INC. and said appearer acknowledged to me, Notary, in the presence of the undersigned competent witnesses, that the foregoing instrument was signed on behalf of said corporation by authority of its Board of Directors, and said appearer acknowledged said instrument to be the free act and deed of said corporation.

        IN WITNESS WHEREOF, said appearer has executed these presents together with me, Notary, and the undersigned competent witnesses, in the County and State aforesaid, on the date first above written.

WITNESSES:

/s/ Kathleen F. Bruer NOTARY PUBLIC

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  Exhibit 10.2
COMPROMISE AND SETTLEMENT AGREEMENT
SECTION 1 Purpose
SECTION 2 Statement of Dispute
SECTION 3 Terms of Settlement
SECTION 4 Securities/Tax Matters
SECTION 5 Voluntary Execution
SECTION 6 Change of Fact
SECTION 7 Mediation
SECTION 8 Confidentiality
SECTION 9 No Admission of Liability
SECTION 10 Indemnification
SECTION 11 No Assignment
SECTION 12 Warranties; Authority
SECTION 13 Attorneys' Fees
SECTION 14 Miscellaneous
SECTION 15 Counterparts
ACKNOWLEDGMENT